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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) September 10, 1999

                       3CI COMPLETE COMPLIANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                           33-45632                  76-0351992
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


910 Pierremont Suite 312, Shreveport, Louisiana,                           71106
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone, including area code          (318) 869-0440
                                            ------------------------------------

                                 Not Applicable
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          (Former name of former address, if changed since last report)

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

              Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

              Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Heard McElroy & Vestal LLP were the principal accountants for 3CI Complete Compliance Corporation. On September 10, 1999, the firm was dismissed from its role as principal accountants. The decision to change accountants was recommended by the Company's audit committee and approved by the Board of Directors.

         In connection with the audits of the years ended September 30, 1998 and 1997, and the subsequent interim period through September 10, 1999, there were no disagreements with Heard McElroy & Vestal LLP on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Heard McElroy & Vestal LLP on the consolidated financial statements of 3CI Complete Compliance Corporation as of and for the years ended September 30, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion; however, the 1998 and 1997 financial statements were prepared assuming that the Company would continue as a going concern. The auditors' reports included an explanatory paragraph that described circumstances that raise substantial doubt about the company's ability to continue as a going concern.

ITEM 5.  OTHER EVENTS.

              Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibit Index.

             16.1 Letter of dismissal from 3CI Complete Compliance Corporation to the independent auditors.

             16.2 Letter from Heard, McElroy & Vestal LLP to the Securities and Exchange Commission stating that they have reviewed Item 4 in the Form 8-K and are in agreement.

ITEM 8.  CHANGE IN FISCAL YEAR.

             Not Applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         3CI Complete Compliance Corporation
                                         ---------------------------------------
                                                      (Registrant)

                                         By /s/ Curtis W. Crane
                                           -------------------------------------
                                                Curtis W. Crane
                                                Chief Financial Officer

DATE:  September 10, 1999



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                                  EXHIBIT INDEX



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   16.1 Letter of dismissal from 3CI Complete Compliance Corporation to the independent auditors.

   16.2 Letter from Heard, McElroy & Vestal LLP to the Securities and Exchange Commission stating that they have reviewed Item 4 in the Form 8-K and are in agreement.